UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (May 29, 2025)

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Innovation Way, Akron, Ohio	44316-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 330-796-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, without par value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 3, 2025, The Goodyear Tire & Rubber Company (the “Company”) called for redemption in full its outstanding $500 million 5% Senior Notes Due 2026 (the “Notes”) on July 3, 2025 (the “Redemption Date”). The redemption price will be equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

This Current Report on Form 8-K is not a notice of redemption of the Notes. The redemption is being made solely pursuant to the Notice of Redemption, dated June 3, 2025, relating to the Notes.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On May 29, 2025, the Company entered into an underwriting agreement with Deutsche Bank Securities Inc., as representative of the several underwriters named therein (the “Underwriting Agreement”), for the issuance and sale by the Company of $500,000,000 in aggregate principal amount of its 6.625% Senior Notes due 2030 (the “Notes”). The Notes will be guaranteed, jointly and severally, on an unsecured basis, by the Company’s wholly-owned U.S. and Canadian subsidiaries that also guarantee the Company’s obligations under certain of its senior secured credit facilities and senior unsecured notes (the “Subsidiary Guarantors”). The Company registered the offering and sale of the Notes under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-287633). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

The offering of the Notes is expected to close on June 3, 2025. The Notes will be issued pursuant to the Indenture, dated as of August 13, 2010 (the “Base Indenture”), among the Company, the Subsidiary Guarantors party thereto and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, N.A., as Trustee (the “Trustee”), as supplemented by the Twelfth Supplemental Indenture, dated as of June 3, 2025 (the “Supplemental Indenture”), among the Company, the Subsidiary Guarantors and the Trustee (the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”). The Indenture will provide, among other things, that the Notes will be senior unsecured obligations of the Company and will rank equally with all of the Company’s other senior unsecured and unsubordinated debt.

Interest will be payable on the Notes on January 15 and July 15 of each year, beginning on January 15, 2026. The Notes will mature on July 15, 2030. On or after July 15, 2027, the Company may redeem for cash some or all of the Notes. Prior to July 15, 2027, the Company may redeem for cash some or all of the Notes at a redemption price equal to the principal amount of the Notes plus a make-whole premium. In addition, at any time prior to July 15, 2027, the Company may redeem up to 35% of the original aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings. The redemption prices will be set forth in the Supplemental Indenture and the Notes.

The terms of the Indenture, among other things, will limit the ability of the Company and certain of its subsidiaries to (i) incur certain liens, (ii) enter into certain sale/leaseback transactions and (iii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants will be subject to a number of important exceptions and qualifications set forth in the Supplemental Indenture. Also, if the Notes are assigned an investment grade rating by at least two of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings, Inc., and no default has occurred and is continuing, the Company may elect to suspend the guarantees with respect to the Notes.

The Indenture will provide for customary events of default that will include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest, breach of certain covenants or other agreements in the Indenture, defaults in or failure to pay certain other indebtedness or certain judgments and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in principal amount of the then-outstanding Notes may declare the principal of and the accrued but unpaid interest on all of the Notes to be due and payable. In addition, if the Company experiences a change of control triggering event (as defined in the Supplemental Indenture), the Company will be required to make an offer to purchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to the date of purchase.

A copy of the Base Indenture was originally filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2010. A copy of the Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K. The descriptions of the material terms of the Indenture and the Notes are qualified in their entirety by reference to such exhibits.

A press release dated May 29, 2025 announcing the pricing of the offering of the Notes is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1*	Underwriting Agreement, dated as of May 29, 2025, among the Company, the Subsidiary Guarantors and Deutsche Bank Securities Inc., as representative of the several underwriters named therein.

4.1	Indenture, dated as of August 13, 2010, among the Company, the Subsidiary Guarantors party thereto and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2010).

4.2*	Twelfth Supplemental Indenture, dated as of June 3, 2025, among the Company, the Subsidiary Guarantors and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, N.A., as Trustee.

4.3*	Form of global note for 6.625% Senior Notes due 2030 (set forth as Exhibit 1 to the Twelfth Supplemental Indenture attached as Exhibit 4.2 hereto).

5.1*	Opinion of Covington & Burling LLP.

5.2*	Opinion of Daniel T. Young.

5.3*	Opinion of Squire Patton Boggs (US) LLP.

5.4*	Opinion of Dinsmore & Shohl LLP as to matters of Indiana law.

5.5*	Opinion of Dinsmore & Shohl LLP as to matters of Kentucky law.

5.6*	Opinion of Gowling WLG (Canada) LLP.

23.1*	Consent of Covington & Burling LLP (included in Exhibit 5.1).

23.2*	Consent of Daniel T. Young (included in Exhibit 5.2).

23.3*	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 5.3).

23.4*	Consent of Dinsmore & Shohl LLP (included in Exhibit 5.4).

23.5*	Consent of Dinsmore & Shohl LLP (included in Exhibit 5.5).

23.6*	Consent of Gowling WLG (Canada) LLP (included in Exhibit 5.6).

99.1*	Press Release, dated May 29, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Dated: June 3, 2025	By:	/s/ Daniel T. Young
	Name:	Daniel T. Young
	Title:	Secretary